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                                                                   EXHIBIT 23.1

                               ROBINSON & MCELWEE


                                 April 4, 1996


Securities and Exchange Commission
450 Fifth Street, Northwest
Washington, D. C. 20549


                                RE:  CONSENT

Gentlemen:

     We hereby consent to the use of our name and the statements with respect to us, as appearing under the heading "Experts" in the Registration Statement (Form S-4) of Horizon Bancorp, Inc.


                             ROBINSON & MCELWEE

                             /s/ LYNN A. SMITH
                             --------------------------
                             Lynn A. Smith, Partner


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